SCHEDULE OF DEPOSITS, PREPAYMENTS AND OTHER RECEIVABLES (Details) - USD ($)	Jun. 30, 2025	Dec. 31, 2024
Deposits Prepayments And Other Receivables Net
Consideration receivable	$ 1,625,779	$ 1,625,779
Deposits	101,998	22,484
Prepayments	633,574	2,573,047
Other receivables	122,905	125,326
Deposits prepayments and other receivables gross	2,484,256	4,346,636
Less: allowance for credit losses	(1,748,292)	(1,749,619)
Total	$ 735,964	$ 2,597,017